UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 7, 2019

Commission File Number	Exact Name of Registrant as Specified in its Charter; State of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number
001-3034	XCEL ENERGY INC.	41-0448030
(a Minnesota corporation)
414 Nicollet Mall
Minneapolis, Minnesota 55401
(612) 330-5500

001-31387	NORTHERN STATES POWER COMPANY	41-1967505
(a Minnesota corporation)
414 Nicollet Mall
Minneapolis, Minnesota 55401
(612) 330-5500

001-03140	NORTHERN STATES POWER COMPANY	39-0508315
(a Wisconsin corporation)
1414 W. Hamilton Avenue
Eau Claire, Wisconsin 54701
(715) 737-2625

001-3280	PUBLIC SERVICE COMPANY OF COLORADO	84-0296600
(a Colorado corporation)
1800 Larimer, Suite 1100
Denver, Colorado 80202
(303) 571-7511

001-03789	SOUTHWESTERN PUBLIC SERVICE COMPANY	75-0575400
(a New Mexico corporation)
790 South Buchanan Street
Amarillo, Texas 79101
(303) 571-7511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $2.50 par value per share	XEL	Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement

Item 1.02	Termination of a Material Definitive Agreement

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On June 7, 2019, Xcel Energy Inc. (Xcel Energy) and its wholly-owned subsidiaries, Northern States Power Company, a Minnesota corporation (NSP-Minnesota), Northern States Power Company, a Wisconsin corporation (NSP-Wisconsin), Public Service Company of Colorado, a Colorado corporation (PSCo), and Southwestern Public Service Company, a New Mexico corporation (SPS), each entered into third amended and restated credit agreements (the New Facilities) with JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Barclays Bank Plc, as Syndication Agents, Wells Fargo Bank, National Association, MUFG Bank, Ltd.. and Citibank, N.A., as Documentation Agents, and the several lenders party thereto.

Each of the New Facilities amends and restates the relevant prior credit facility which was scheduled to expire in June of 2021. The amount of each New Facility is set forth below:

•

Xcel Energy’s New Facility is in the initial maximum amount of $1.25 billion, and under certain conditions may be increased by up to an additional $250 million and includes a swingline subfacility of up to $75 million. JPMorgan Chase Bank, N.A. serves as the Swingline Lender;

•	NSP-Minnesota’s New Facility is in the initial maximum amount amount of $500 million, and under certain conditions may be increased by up to $100 million;

•	PSCo’s New Facility is in the initial maximum amount amount of $700 million, and under certain conditions may be increased by up to $100 million;

•	SPS’ New Facility is in the initial maximum amount $500 million, and under certain conditions may be increased by up to an additional $50 million; and

•	NSP-Wisconsin’s New Facility is in the maximum amount of $150 million.

Each of the New Facilities is unsecured, has a five-year term, and except for NSP-Wisconsin’s credit facility, contains maturity extension provisions for two additional one-year periods. NSP-Wisconsin’s New Facility contains a maturity extension provision for an additional one-year period. The New Facilities permit borrowings at interest rates equal to the Eurodollar rate, plus a margin that ranges from 75.0 basis points to 150.0 basis points, or an alternate base rate, plus a margin that ranges from 0.0 basis points to 50.0 basis points. The New Facilities also provide for a commitment fee that ranges from 6.0 basis points to 22.5 basis points on the unused portion of the line. Interest rate margins and commitment fees are based on the applicable borrower’s then-current senior unsecured credit ratings. Advances under the New Facilities are subject to certain conditions precedent, including the accuracy of certain representations and warranties and the absence of any default or event of default. Advances under the New Facilities will be used for general corporate purposes, including the repayment of outstanding indebtedness from time to time and for issuances of letters of credit (subject to certain sublimits on aggregate outstanding issuances).

Each of the New Facilities has one financial covenant, requiring that the applicable borrower’s consolidated funded debt to total capitalization ratio be less than or equal to 65 percent. The New Facilities also contain covenants, which restrict the borrowers and certain subsidiaries in respect of, among other things, mergers and consolidations, sales of all or substantially all assets and incurrence of liens. The New Facilities are subject to acceleration upon the occurrence of an event of default, including, among other things, cross-default to indebtedness in excess of $75 million in the aggregate, change of control (as defined in the applicable borrower’s New Facility), nonpayment of uninsured monetary judgments of $75 million or more, and the occurrence of certain Employee Retirement Income Security Act of 1974 and bankruptcy events.

Copies of each New Facility are filed as Exhibits 99.01, 99.02, 99.03, 99.04 and 99.05 hereto and are incorporated by reference herein. The description of the New Facilities above is qualified in its entirety by reference to the full text of each New Facility.

This combined Form 8-K is being furnished separately by Xcel Energy, NSP-Minnesota, NSP-Wisconsin, PSCo and SPS (each, a Registrant). Information contained herein relating to any individual Registrant has been furnished by such Registrant on its own behalf. No Registrant makes any representation as to information relating to any other Registrant.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

99.01	Third Amended and Restated Credit Agreement, dated as of June 7, 2019 among Xcel Energy Inc., as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent and Swingline Lender, Bank of America, N.A. and Barclays Bank Plc, as Syndication Agents, Wells Fargo Bank, National Association, MUFG Bank, Ltd.. and Citibank, N.A., as Documentation Agents.

99.02	Third Amended and Restated Credit Agreement, dated as of June 7, 2019 among Northern States Power Company, a Minnesota corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Barclays Bank Plc, as Syndication Agents, Wells Fargo Bank, National Association, MUFG Bank, Ltd.. and Citibank, N.A., as Documentation Agents

99.03	Third Amended and Restated Credit Agreement, dated as of June 7, 2019 among Public Service Company of Colorado, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Barclays Bank Plc, as Syndication Agents, Wells Fargo Bank, National Association, MUFG Bank, Ltd.. and Citibank, N.A., as Documentation Agents.

99.04	Third Amended and Restated Credit Agreement, dated as of June 7, 2019 among Southwestern Public Service Company, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Barclays Bank Plc, as Syndication Agents, Wells Fargo Bank, National Association, MUFG Bank, Ltd.. and Citibank, N.A., as Documentation Agents.

99.05	Third Amended and Restated Credit Agreement, dated as of June 7, 2019 among Northern States Power Company, a Wisconsin corporation, as Borrower, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as Administrative Agent, Bank of America, N.A. and Barclays Bank Plc, as Syndication Agents, Wells Fargo Bank, National Association, MUFG Bank, Ltd.. and Citibank, N.A., as Documentation Agents.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

June 10, 2019	Xcel Energy Inc. (a Minnesota corporation)

Northern States Power Company (a Minnesota corporation)

Northern States Power Company (a Wisconsin corporation)

Public Service Company of Colorado (a Colorado corporation)

Southwestern Public Service Company (a New Mexico corporation)

/s/ Sarah W. Soong
Sarah W. Soong
Vice President and Treasurer